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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, of our report dated February 13, 2001, included in SunTrust Banks, Inc.'s Form 10-K/A for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


                                               /s/ Arthur Andersen LLP

Atlanta, Georgia
November 14, 2001